UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023

MAUI LAND & PINEAPPLE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06510	99-0107542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
200 Village Road, Lahaina, Maui, Hawaii 96761 (Address of principal executive offices) (Zip Code)

(808) 877-3351
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without Par Value	MLP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As reported in the Forms 8-K filed on January 4, 2022, March 31, 2022 and May 18, 2022, Maui Land & Pineapple Company, Inc., a Delaware corporation (“MLP” or “Company”), entered into a Purchase and Sale Agreement and Escrow Instructions (“Central Resort Purchase Agreement”) with Fakhrey LLC, a Wyoming based limited liability company (“Fakhry”), pursuant to which MLP agreed to sell approximately 45.67 acres of property located in the Kapalua Resort, commonly known as the Kapalua Central Resort project (the “Central Resort Property”).

Closing of the sale of the Central Resort Property under the Central Resort Purchase Agreement was conditioned on obtaining an extension of the current construction completion deadline under a special management area permit issued by the Maui Planning Commission (the “Extension”) by April 10, 2023. If the Extension was not granted by April 10, 2023, the Central Resort Purchase Agreement terminates.

On March 20, 2023, MLP announced a leadership transition effective April 1, 2023. In connection with this transition, Race Randle, a Hawai‘i real estate leader with two decades of experience creating mixed-use master planned communities, was named chief executive officer, and Scot Sellers, who has built homes and thriving communities for over 40 years, was selected as chairperson of the board of directors.

Following this leadership transition, MLP is conducting a holistic review of current plans for the Central Resort Project and other nearby parcels owned by MLP, to ensure alignment with its goal of creating a vibrant, integrated, and walkable Kapalua community.

At MLP’s discretion, on April 11, 2023, MLP allowed the Central Resort Purchase Agreement to terminate. During this time, the application for Extension remains in effect and will be managed by MLP. The Extension has not been placed on the agenda of the Maui Planning Commission as of the date of this Form 8-K.

In connection with the Central Resort Purchase Agreement, Fakhry deposited in escrow a non-refundable $300,000 deposit, up to $290,000 of which was permitted to be used by Fakhry for costs to support the application for the Extension and the balance of unspent funds will be retained by MLP.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: April 14, 2023	By:	/s/ WADE K. KODAMA
Wade K. Kodama
Chief Financial Officer